EXHIBIT 99
                                                                      ----------
[LOGO]

                                       GSMPS NEW CENTURY/FIRST ARIZONA/WMC ASOF 9/30/02            16:14  Monday, October 21, 2002 1
                                                      PORTFOLIO SUMMARY REPORT
                                                  PREPARED BY GOLDMAN, SACHS & CO.
-----------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION                          LOANS      PRINCIPAL BALANCE    CURR WAC
-----------------------------------------------------------------------------------------------------------------------------------
0001 FIRST ARIZ                                     367         $60,957,647.23       8.595
0002 NEW CENTUR                                     885        $132,663,082.05       7.967
0003 WMC SEP PR                                   2,452        $384,375,844.10       8.383
-----------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                    3,704        $577,996,573.38
-----------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the separation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) distributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

GOLDMAN  Project:              GSMPS New Century/First Arizona/WMC asof 9/30/02                 October 21, 2002  16:14  PAGE 0001
SACHS    All                   FIRST ARIZ

  LOANS   PRINCIPAL BALANCE    CURR WAC    ORIG WAM     AM WAM     ST WAM    OPP WAM     ST AGE   1ST CAP   PER CAP   LIFE CA
-----------------------------------------------------------------------------------------------------------------------------------
    367      $60,957,647.23       8.595      328.62     353.19     325.48      16.38       3.15      .         .         .
-----------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

  LOANS    MTR   MARGIN    SUB OLTV    COMB OLTV      FICO
-------------------------------------------------------------------------------
    367    .       .          88.17        88.17       667
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 CURRENT RATE                   PRINCIPAL BALANCE                         ORIG TERM                       REM TERM
------------------------------------------------------------------------------------------------------------------------------------
  6.50- 6.99%        0.44        $25,000 - $50,000             0.65       121 - 180 MTHS      17.27       121 - 180 MTHS    17.27
  7.00- 7.49%        0.48        $50,000 - $100,000           12.84       181 - 240 MTHS       0.24       181 - 240 MTHS     0.24
  7.50- 7.99%        7.52        $100,000 - $150,000          18.95       301 - 360 MTHS      82.49       301 - 360 MTHS    82.49
  8.00- 8.49%       23.41        $150,000 - $200,000          16.10
  8.50- 8.99%       46.56        $200,000 - $250,000          15.33
  9.00- 9.49%       19.87        $250,001 - $275,000           6.45
  9.50- 9.99%        1.35        $275,001 - $350,000          16.64
 10.00-10.49%        0.37        $350,001 - $450,000           8.93
                                 $550,001 - $650,000           4.12
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
 CURRENT RATE                      AM WAM                        AGE                    LIEN
------------------------------------------------------------------------------------------------------------------------------------
  6.50- 6.99%        0.44          MISSING            0.23         3        90.51        1            100.00
  7.00- 7.49%        0.48          121 - 180 MTHS     1.84         4         8.05
  7.50- 7.99%        7.52          181 - 240 MTHS     0.74         5         1.10
  8.00- 8.49%       23.41          241 - 300 MTHS     0.05        13-24      0.34
  8.50- 8.99%       46.56          301 - 360 MTHS    96.88
  9.00- 9.49%       19.87          361 - 420 MTHS     0.26
  9.50- 9.99%        1.35
 10.00-10.49%        0.37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 GEOGRAPHY                 CITY                   ZIP                PROPERTY TYPE               OCCUPANCY
------------------------------------------------------------------------------------------------------------------------------------
 ILLINOIS     16.83        CHICAGO    9.69        1136   1.63        SINGLE FAMILY  54.40        OWNER OCCU  93.98
 NEW YORK     14.57        BROOKLYN   4.98        6063   1.31        2-4 FAMILY     24.61        NON-OWNER    4.78
 NEW JERSEY   11.26        LAS VEGA   4.07        0701   1.21        PUD            16.64        SECOND HOM   1.24
 ARIZONA       8.66        PHOENIX    3.12        6064   1.18        CONDO           4.36
 FLORIDA       8.57        CLIFTON    1.78        1122   1.10
 NEVADA        4.84        NAPLES     1.58        8521   1.07
 VIRGINIA      4.83        BRONX      1.52        1123   1.07
 GEORGIA       4.69        SCOTTSDA   1.45        2083   1.06
 MARYLAND      4.38        ATLANTA    1.21        1055   0.94
 TEXAS         3.77        HOUSTON    1.10        1120   0.92
 MASSACHUSET   2.51        EVANSTON   1.08        8914   0.91
 CONNECTICUT   1.84        GOLD CAN   1.07        6065   0.91
 CALIFORNIA    1.81        BROOKEVI   1.06        1046   0.78
 SOUTH CAROL   1.80        CORONA     1.03        3410   0.74
 *MORE*        9.64        *MORE*    65.26        *MORE 85.18
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
 GEOGRAPHY              PURPOSE                          DOC                        SUB OLTV                  COMB OLTV
------------------------------------------------------------------------------------------------------------------------------------
 ILLINOIS     16.83     PURCHASE            79.60        NO DOC        59.46         0.01-50.00   0.80         0.01-50.00   0.80
 NEW YORK     14.57     CASHOUT REFI        16.39        STATED        37.11         50.01-60.0   3.58         50.01-60.0   3.58
 NEW JERSEY   11.26     RATE/TERM REFI       4.00        FULL           3.43         60.01-70.0   4.18         60.01-70.0   4.18
 ARIZONA       8.66                                                                  70.01-75.0   3.43         70.01-75.0   3.43
 FLORIDA       8.57                                                                  75.01-80.0  11.95         75.01-80.0  11.95
 NEVADA        4.84                                                                  80.01-85.0   3.25         80.01-85.0   3.25
 VIRGINIA      4.83                                                                  85.01-90.0  19.06         85.01-90.0  19.06
 GEORGIA       4.69                                                                  90.01-95.0  52.70         90.01-95.0  52.70
 MARYLAND      4.38                                                                  97.01-100.   1.05         97.01-100.   1.05
 TEXAS         3.77
 MASSACHUSET   2.51
 CONNECTICUT   1.84
 CALIFORNIA    1.81
 SOUTH CAROL   1.80
 *MORE*        9.64
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 FICO                 PREPAY ORIG TERM       AMORT                      MTR                    MARGINS                 1ST RATE CAP
------------------------------------------------------------------------------------------------------------------------------------
 MISSING   0.10         0        39.60       FIXED BALLOON  15.43         .      100.00        MISSING   100.00          .   100.00
 580-599   2.20        12        35.42       FIXED RATE     84.57
 600-619   3.22        36        11.91
 620-639  18.53        60        13.07
 640-659  22.37
 660-679  24.01
 680-699  12.64
 700-719   6.34
 720-739   3.32
 740-759   2.98
 760-779   3.49
 780-849   0.82
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
 FICO                         PER RATE CAP        LIFE ADJ CAP            LIFE MAX RATE              LIFE FLOOR
------------------------------------------------------------------------------------------------------------------------------------
 MISSING   0.10                 .   100.00          .       100.00        N/A          100.00        N/A          100.00
 580-599   2.20
 600-619   3.22
 620-639  18.53
 640-659  22.37
 660-679  24.01
 680-699  12.64
 700-719   6.34
 720-739   3.32
 740-759   2.98
 760-779   3.49
 780-849   0.82
------------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the separation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) distributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

GOLDMAN  Project:              GSMPS New Century/First Arizona/WMC asof 9/30/02                 October 21, 2002  16:14  PAGE 0002
SACHS    All                   NEW CENTUR

------------------------------------------------------------------------------------------------------------------------------------
     Loans     Principal Balance     Curr WAC     Orig WAM      Am WAM      St WAM     OPP WAM      St Age    1st Cap    Per Cap
------------------------------------------------------------------------------------------------------------------------------------
       885       $132,663,082.05        7.967       355.61      355.30      354.14       22.77        1.22      1.501      1.495
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
     Loans     Life Ca        MTR    Margin    SUB OLTV    COMB OLTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
       885      14.924      23.52     6.534       80.03        80.03        599
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Current Rate                Principal Balance                      Orig Term                    Rem Term
------------------------------------------------------------------------------------------------------------------------------------
     5.50- 5.99%        1.26     $25,000 - $50,000             1.26    109 - 120 Mths       0.19    1 - 6 Mths         0.07
     6.00- 6.49%        1.25     $50,000 - $100,000           16.51    121 - 180 Mths       1.74    109 - 120 Mths     0.19
     6.50- 6.99%       11.81     $100,000 - $150,000          20.92    181 - 240 Mths       0.56    121 - 180 Mths     1.74
     7.00- 7.49%       13.16     $150,000 - $200,000          17.16    241 - 300 Mths       0.22    181 - 240 Mths     0.56
     7.50- 7.99%       30.48     $200,000 - $250,000          15.63    301 - 360 Mths      97.29    241 - 300 Mths     0.22
     8.00- 8.49%       12.46     $250,001 - $275,000           4.34                                 301 - 360 Mths    97.22
     8.50- 8.99%       21.95     $275,001 - $350,000          11.88
     9.00- 9.49%        4.31     $350,001 - $450,000           8.81
     9.50- 9.99%        1.20     $450,001 - $550,000           2.58
    10.00-10.49%        0.64     $550,001 - $650,000           0.92
    10.50-10.99%        0.90
    11.00-11.49%        0.17
    11.50-11.99%        0.35
    *More*              0.07
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
    Current Rate                   AM WAM                     Age                 Lien
------------------------------------------------------------------------------------------------------------------------------------
     5.50- 5.99%        1.26       109 - 120 Mths     0.19      0         0.10     1            100.00
     6.00- 6.49%        1.25       121 - 180 Mths     1.74      1        84.67
     6.50- 6.99%       11.81       181 - 240 Mths     0.56      2         9.76
     7.00- 7.49%       13.16       241 - 300 Mths     0.22      3         4.74
     7.50- 7.99%       30.48       301 - 360 Mths    97.29      4         0.55
     8.00- 8.49%       12.46                                    5         0.18
     8.50- 8.99%       21.95
     9.00- 9.49%        4.31
     9.50- 9.99%        1.20
    10.00-10.49%        0.64
    10.50-10.99%        0.90
    11.00-11.49%        0.17
    11.50-11.99%        0.35
    *More*              0.07
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Geography             City               Zip            Property Type           Occupancy            Purpose
------------------------------------------------------------------------------------------------------------------------------------
    California   36.08    LOS ANGE   3.35    9100   0.85    SINGLE FAMILY  75.20    OWNER OCCU  94.08    CASHOUT REFI        65.70
    Florida       6.11    CHICAGO    2.38    9110   0.70    2-4 FAMILY     11.12    NON-OWNER    5.86    PURCHASE            17.69
    Michigan      5.67    SACRAMEN   1.32    9547   0.68    PUD             9.16    SECOND HOM   0.06    RATE/TERM REFI      16.61
    Illinois      5.42    HOUSTON    1.20    9026   0.67    CONDO           3.58
    Texas         4.54    DETROIT    1.05    1097   0.58    MANUFACTURED    0.94
    New York      3.33    OAKLAND    1.03    4830   0.53
    Colorado      2.97    LAS VEGA   0.96    9066   0.49
    New Jersey    2.69    SAN JOSE   0.88    9480   0.45
    Minnesota     2.68    MIAMI      0.87    9005   0.43
    Massachuset   2.42    RIVERSID   0.79    9457   0.41
    Virginia      2.23    RICHMOND   0.77    9453   0.39
    Georgia       2.15    PASADENA   0.70    3038   0.38
    Nevada        2.06    SONOMA     0.68    6001   0.38
    Connecticut   1.90    LYNWOOD    0.67    9264   0.38
    *More*       19.77    *More*    83.36    *More 92.69
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
    Geography               Doc                          Sub OLTV              Comb OLTV
------------------------------------------------------------------------------------------------------------------------------------
    California   36.08      FULL               59.06     0.01-50.00   1.86     0.01-50.00   1.86
    Florida       6.11      STATED             35.84     50.01-60.0   4.68     50.01-60.0   4.68
    Michigan      5.67      LIMITED             5.10     60.01-70.0   9.95     60.01-70.0   9.95
    Illinois      5.42                                   70.01-75.0   8.82     70.01-75.0   8.82
    Texas         4.54                                   75.01-80.0  25.14     75.01-80.0  25.14
    New York      3.33                                   80.01-85.0  23.17     80.01-85.0  23.17
    Colorado      2.97                                   85.01-90.0  23.90     85.01-90.0  23.90
    New Jersey    2.69                                   90.01-95.0   2.49     90.01-95.0   2.49
    Minnesota     2.68
    Massachuset   2.42
    Virginia      2.23
    Georgia       2.15
    Nevada        2.06
    Connecticut   1.90
    *More*       19.77
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    FICO              Prepay Orig Term    Amort                   MTR                 Margins               1st Rate Cap
------------------------------------------------------------------------------------------------------------------------------------
    Missing   0.04      0        20.66    2/28 LIBOR AR  70.87      .       24.35     Missing    24.35       .    24.35
    500-519   6.85      6         0.04    3/27 LIBOR AR   4.78     19        0.18     3.01-5.00   0.32      1.00   0.67
    520-539   9.75     12         2.81    FIXED RATE     24.35     20        0.51     5.01-6.00   0.65      1.50  74.66
    540-559   9.20     24        58.91                             21        3.70     6.01-6.50  48.43      2.00   0.07
    560-579  10.05     36         9.30                             22        7.03     6.51-7.00  21.11      3.00   0.24
    580-599  12.67     42         0.12                             23       59.34     7.01-7.50   4.22
    600-619  15.87     60         8.17                             24        0.10     7.51-8.00   0.69
    620-639  12.71                                                 33        0.29     8.01-8.50   0.22
    640-659  12.03                                                 34        1.21
    660-679   4.13                                                 35        3.28
    680-699   3.51
    700-719   1.46
    720-739   0.77
    740-759   0.62
    760-779   0.30
    780-849   0.05
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
    FICO              Per Rate Cap     Life Adj Cap       Life Max Rate            Life Floor
------------------------------------------------------------------------------------------------------------------------------------
    Missing   0.04     .    24.35       .        24.35     N/A           24.35     N/A          100.00
    500-519   6.85    1.00   0.74      6.000      0.69    12.50-12.99%    1.59
    520-539   9.75    1.50  74.90      6.500      0.24    13.00-13.49%    1.61
    540-559   9.20                     7.000     74.71    13.50-13.99%    9.41
    560-579  10.05                                        14.00-14.49%    8.76
    580-599  12.67                                        14.50-14.99%   23.58
    600-619  15.87                                        15.00-15.49%    9.28
    620-639  12.71                                        15.50-15.99%   16.01
    640-659  12.03                                        16.00-16.49%    2.79
    660-679   4.13                                        16.50-16.99%    0.97
    680-699   3.51                                        17.00-17.49%    0.41
    700-719   1.46                                        17.50-17.99%    0.75
    720-739   0.77                                        18.00-18.49%    0.11
    740-759   0.62                                        18.50-18.99%    0.30
    760-779   0.30                                        19.00-19.49%    0.07
    780-849   0.05
------------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the separation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) distributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

GOLDMAN  Project:              GSMPS New Century/First Arizona/WMC asof 9/30/02                 October 21, 2002  16:14  PAGE 0003
SACHS    All                   WMC SEP PR

------------------------------------------------------------------------------------------------------------------------------------
Principal Balance     Curr WAC     Orig WAM      Am WAM      St WAM     OPP WAM      St Age    1st Cap    Per Cap    Life Ca
------------------------------------------------------------------------------------------------------------------------------------
  $384,375,844.10        8.383       342.88      357.64      341.75       22.80        1.13      1.587      1.000     14.566
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
Principal Balance        MTR    Margin    SUB OLTV    COMB OLTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
  $384,375,844.10      23.55     6.219       77.23        91.18        639
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Current Rate                Principal Balance                      Orig Term                    Rem Term
------------------------------------------------------------------------------------------------------------------------------------
     5.50- 5.99%        0.84     $0 - $25,000                  0.37    121 - 180 Mths       9.50    121 - 180 Mths     9.50
     6.00- 6.49%        1.47     $25,000 - $50,000             3.05    181 - 240 Mths       0.02    181 - 240 Mths     0.02
     6.50- 6.99%       12.07     $50,000 - $100,000           11.05    301 - 360 Mths      90.48    301 - 360 Mths    90.48
     7.00- 7.49%        8.84     $100,000 - $150,000          14.01
     7.50- 7.99%       28.15     $150,000 - $200,000          14.71
     8.00- 8.49%        9.23     $200,000 - $250,000          16.30
     8.50- 8.99%       17.07     $250,001 - $275,000           8.00
     9.00- 9.49%        4.70     $275,001 - $350,000          13.96
     9.50- 9.99%        6.69     $350,001 - $450,000          10.28
    10.00-10.49%        1.61     $450,001 - $550,000           6.01
    10.50-10.99%        2.07     $550,001 - $650,000           1.71
    11.00-11.49%        0.80     $650,001 - $750,000           0.55
    11.50-11.99%        4.59
    *More*              1.86
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
    Current Rate                   AM WAM                     Age                 Lien
------------------------------------------------------------------------------------------------------------------------------------
     5.50- 5.99%        0.84       Missing            0.02      0         0.53     1             91.24
     6.00- 6.49%        1.47       121 - 180 Mths     0.80      1        86.93     2              8.76
     6.50- 6.99%       12.07       181 - 240 Mths     0.05      2        11.83
     7.00- 7.49%        8.84       241 - 300 Mths     0.02      3         0.45
     7.50- 7.99%       28.15       301 - 360 Mths    95.34      4         0.14
     8.00- 8.49%        9.23       361 - 420 Mths     3.77      5         0.10
     8.50- 8.99%       17.07                                    8         0.04
     9.00- 9.49%        4.70
     9.50- 9.99%        6.69
    10.00-10.49%        1.61
    10.50-10.99%        2.07
    11.00-11.49%        0.80
    11.50-11.99%        4.59
    *More*              1.86
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Geography             City               Zip            Property Type           Occupancy            Purpose
------------------------------------------------------------------------------------------------------------------------------------
    California   56.92    LOS ANGE   4.72    9306   0.68    SINGLE FAMILY  72.01    OWNER OCCU  95.09    PURCHASE            57.23
    New York      4.40    SAN DIEG   2.17    9130   0.62    PUD            14.50    NON-OWNER    4.14    CASHOUT REFI        37.17
    Texas         3.77    OXNARD     1.43    9303   0.62    CONDO           8.70    SECOND HOM   0.77    RATE/TERM REFI       5.60
    Arizona       3.59    SAN JOSE   1.09    9134   0.61    2-4 FAMILY      4.55
    Florida       2.98    SIMI VAL   1.08    9133   0.58    MANUFACTURED    0.14
    Michigan      2.13    OCEANSID   0.98    9459   0.55    UNKNOWN         0.11
    Massachuset   2.01    LAS VEGA   0.86    9134   0.50
    Colorado      2.01    RIVERSID   0.81    9206   0.45
    Virginia      2.00    HUNTINGT   0.77    9303   0.45
    Georgia       1.96    SCOTTSDA   0.74    9138   0.44
    Pennsylvani   1.88    VALLEJO    0.74    9194   0.42
    New Jersey    1.72    SACRAMEN   0.73    9006   0.41
    Illinois      1.59    HOUSTON    0.73    9306   0.41
    Nevada        1.56    CHICAGO    0.70    9063   0.38
    *More*       11.46    *More*    82.45    *More 92.90
------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
    Geography             Doc                          Sub OLTV              Comb OLTV
------------------------------------------------------------------------------------------------------------------------------------
    California   56.92    FULL               44.21     0.01-50.00   9.30     0.01-50.00   0.54
    New York      4.40    LIMITED            36.77     50.01-60.0   1.13     50.01-60.0   0.97
    Texas         3.77    STATED             13.56     60.01-70.0   3.84     60.01-70.0   3.57
    Arizona       3.59    ALT                 5.46     70.01-75.0   5.22     70.01-75.0   4.76
    Florida       2.98                                 75.01-80.0  46.72     75.01-80.0  12.05
    Michigan      2.13                                 80.01-85.0   7.07     80.01-85.0   7.14
    Massachuset   2.01                                 85.01-90.0  13.29     85.01-90.0  14.64
    Colorado      2.01                                 90.01-95.0   7.18     90.01-95.0  10.39
    Virginia      2.00                                 95.01-97.0   0.14     95.01-97.0   0.19
    Georgia       1.96                                 97.01-100.   6.11     97.01-100.  45.73
    Pennsylvani   1.88
    New Jersey    1.72
    Illinois      1.59
    Nevada        1.56
    *More*       11.46
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    FICO              Prepay Orig Term    Amort                   MTR                Margins              1st Rate Cap
------------------------------------------------------------------------------------------------------------------------------------
    500-519   2.59      0        14.71    2/28 LIBOR AR  75.39      .       19.81     Missing    19.81       .    19.81
    520-539   3.57     12         5.00    3/27 LIBOR AR   4.70      5        0.10     3.01-5.00  10.49      1.00   0.10
    540-559   4.30     24        65.40    6 MO LIBOR      0.10     19        0.07     5.01-6.00  25.49      1.50  75.39
    560-579   5.24     36        10.12    FIXED RATE     19.81     20        0.09     6.01-6.50  15.60      3.00   4.70
    580-599   7.45     60         4.77                             21        0.32     6.51-7.00  12.64
    600-619  11.71                                                 22        8.66     7.01-7.50   6.91
    620-639  14.64                                                 23       65.79     7.51-8.00   7.33
    640-659  16.04                                                 24        0.45     8.01-8.50   1.24
    660-679  11.52                                                 34        0.77     8.51-9.00   0.34
    680-699   8.24                                                 35        3.92     9.01-9.50   0.06
    700-719   5.60                                                                    9.51-10.0   0.07
    720-739   3.92                                                                   10.01-10.5   0.02
    740-759   2.48
    760-779   1.80
    780-849   0.90

------------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

------------------------------------------------------------------------------------------------------------------------------------
    FICO              Per Rate Cap     Life Adj Cap         Life Max Rate           Life Floor
------------------------------------------------------------------------------------------------------------------------------------
    500-519   2.59       .    19.81       .        19.81     N/A           19.81     N/A           19.81
    520-539   3.57      1.00  80.19      5.000      0.33    11.50-11.99%    0.08     5.50- 5.99%    0.84
    540-559   4.30                       5.125      0.06    12.00-12.49%    0.84     6.00- 6.49%    1.47
    560-579   5.24                       5.250      0.07    12.50-12.99%    1.77     6.50- 6.99%   10.86
    580-599   7.45                       5.375      0.08    13.00-13.49%   10.55     7.00- 7.49%    7.17
    600-619  11.71                       5.625      0.09    13.50-13.99%    7.73     7.50- 7.99%   23.71
    620-639  14.64                       5.875      0.08    14.00-14.49%   23.54     8.00- 8.49%    8.34
    640-659  16.04                       5.990      0.03    14.50-14.99%    8.13     8.50- 8.99%   15.26
    660-679  11.52                       6.000      0.36    15.00-15.49%   14.84     9.00- 9.49%    4.26
    680-699   8.24                       6.125      0.06    15.50-15.99%    4.37     9.50- 9.99%    5.40
    700-719   5.60                       6.250      0.06    16.00-16.49%    5.44    10.00-10.49%    1.25
    720-739   3.92                       6.410      0.07    16.50-16.99%    1.19    10.50-10.99%    1.25
    740-759   2.48                       6.450      0.10    17.00-17.49%    1.28    11.00-11.49%    0.30
    760-779   1.80                       6.500     78.19    17.50-17.99%    0.32    11.50-11.99%    0.02
    780-849   0.90                       6.505      0.11    18.00-18.49%    0.06    12.00-12.49%    0.02
                                         6.625      0.21    18.50-18.99%    0.02    13.50-13.99%    0.03
                                         6.750      0.13    20.00-20.49%    0.03
                                         7.380      0.05
                                       *More*       0.12
------------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the separation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) distributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[LOGO]

                                       GSMPS NEW CENTURY/FIRST ARIZONA/WMC ASOF 9/30/02 16:07             Monday, October 21, 2002 1
                                                      PORTFOLIO SUMMARY REPORT
                                                  PREPARED BY GOLDMAN, SACHS & CO.
-----------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION                          LOANS      PRINCIPAL BALANCE    CURR WAC
-----------------------------------------------------------------------------------------------------------------------------------
0001 ALL LOANS                                    3,704        $577,996,573.38       8.310
-----------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                    3,704        $577,996,573.38
-----------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the separation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) distributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[LOGO]   Project:  GSMPS New Century/First Arizona/WMC asof 9/30/02                    October 21, 2002 16:07 PAGE 0001
         All       ALL LOANS

-----------------------------------------------------------------------------------------------------------------------------------
  Loans        Principal Balance        Curr WAC        Orig WAM        Am WAM        St WAM        OPP WAM        St Age
-----------------------------------------------------------------------------------------------------------------------------------
 3,704           $577,996,573.38           8.310          344.30        356.64        342.88          22.12          1.36
-----------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

-----------------------------------------------------------------------------------------------------------------------------------
  Loans          1st Cap       Per Cap       Life Ca          MTR        Margin        SUB OLTV        COMB OLTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
 3,704             1.566         1.122        14.654        23.54         6.296           79.03            88.30          633
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Current Rate                Principal Balance                   Orig Term                     Rem Term
-----------------------------------------------------------------------------------------------------------------------------------

 5.50- 5.99%   0.85         $0 - $25,000           0.24         109 - 120 Mths    0.04         1 - 6 Mths       0.02
 6.00- 6.49%   1.26         $25,000 - $50,000      2.39         121 - 180 Mths    8.54         109 - 120 Mths   0.04
 6.50- 6.99%  10.78         $50,000 - $100,000    12.49         181 - 240 Mths    0.17         121 - 180 Mths   8.54
 7.00- 7.49%   8.95         $100,000 - $150,000   16.12         241 - 300 Mths    0.05         181 - 240 Mths   0.17
 7.50- 7.99%  26.51         $150,000 - $200,000   15.42         301 - 360 Mths   91.20         241 - 300 Mths   0.05
 8.00- 8.49%  11.47         $200,000 - $250,000   16.04                                        301 - 360 Mths  91.19
 8.50- 8.99%  21.30         $250,001 - $275,000    6.99
 9.00- 9.49%   6.21         $275,001 - $350,000   13.76
 9.50- 9.99%   4.86         $350,001 - $450,000    9.80
10.00-10.49%   1.26         $450,001 - $550,000    4.59
10.50-10.99%   1.58         $550,001 - $650,000    1.78
11.00-11.49%   0.57         $650,001 - $750,000    0.36
11.50-11.99%   3.13
*More*         1.25
-----------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

-----------------------------------------------------------------------------------------------------------------------------------

Current Rate                        AM WAM                               Age                           Lien
-----------------------------------------------------------------------------------------------------------------------------------

 5.50- 5.99%          0.85          Missing          0.04                0        0.37                  1     94.18
 6.00- 6.49%          1.26          109 - 120 Mths   0.04                1       77.24                  2      5.82
 6.50- 6.99%         10.78          121 - 180 Mths   1.12                2       10.11
 7.00- 7.49%          8.95          181 - 240 Mths   0.24                3       10.93
 7.50- 7.99%         26.51          241 - 300 Mths   0.07                4        1.07
 8.00- 8.49%         11.47          301 - 360 Mths  95.95                5        0.22
 8.50- 8.99%         21.30          361 - 420 Mths   2.53                8        0.02
 9.00- 9.49%          6.21                                              13-24     0.04
 9.50- 9.99%          4.86
10.00-10.49%          1.26
10.50-10.99%          1.58
11.00-11.49%          0.57
11.50-11.99%          3.13
*More*                1.25
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Geography                         City                           Zip                      Property Type
-----------------------------------------------------------------------------------------------------------------------------------
 California        46.33           LOS ANGE        3.93           9306      0.45           SINGLE FAMILY       70.89
 New York           5.22           CHICAGO         2.03           9303      0.45           PUD                 13.50
 Florida            4.29           SAN DIEG        1.56           9459      0.43           2-4 FAMILY           8.17
 Illinois           4.08           LAS VEGA        1.22           9133      0.42           CONDO                7.07
 Texas              3.95           OXNARD          1.03           9130      0.41           MANUFACTURED         0.31
 Arizona            3.59           SAN JOSE        0.93           9134      0.41           UNKNOWN              0.07
 New Jersey         2.95           HOUSTON         0.88           9303      0.34
 Michigan           2.83           PHOENIX         0.84           9134      0.33
 Virginia           2.35           BROOKLYN        0.81           9138      0.32
 Georgia            2.29           SACRAMEN        0.79           9453      0.30
 Colorado           2.16           RIVERSID        0.74           9206      0.30
 Massachuset        2.16           SIMI VAL        0.72           9063      0.29
 Nevada             2.02           OCEANSID        0.65           9004      0.28
 Tennessee          1.53           SCOTTSDA        0.65           9000      0.28
 *More*            14.24           *More*         83.24          *More     94.99
-----------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

-----------------------------------------------------------------------------------------------------------------------------------
 Geography                  Occupancy                      Purpose                              Doc
-----------------------------------------------------------------------------------------------------------------------------------
 California        46.33    OWNER OCCU     94.74           PURCHASE             50.52           FULL           43.32
 New York           5.22    NON-OWNER       4.60           CASHOUT REFI         41.52           LIMITED        25.62
 Florida            4.29    SECOND HOM      0.66           RATE/TERM REFI        7.96           STATED         21.16
 Illinois           4.08                                                                        NO DOC          6.27
 Texas              3.95                                                                        ALT             3.63
 Arizona            3.59
 New Jersey         2.95
 Michigan           2.83
 Virginia           2.35
 Georgia            2.29
 Colorado           2.16
 Massachuset        2.16
 Nevada             2.02
 Tennessee          1.53
 *More*            14.24
-----------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

-----------------------------------------------------------------------------------------------------------------------------------
 Geography                   Sub OLTV                          Comb OLTV
-----------------------------------------------------------------------------------------------------------------------------------
 California        46.33     0.01-50.00        6.70            0.01-50.00        0.87
 New York           5.22     50.01-60.0        2.20            50.01-60.0        2.10
 Florida            4.29     60.01-70.0        5.28            60.01-70.0        5.10
 Illinois           4.08     70.01-75.0        5.85            70.01-75.0        5.55
 Texas              3.95     75.01-80.0       38.10            75.01-80.0       15.05
 Arizona            3.59     80.01-85.0       10.36            80.01-85.0       10.41
 New Jersey         2.95     85.01-90.0       16.33            85.01-90.0       17.23
 Michigan           2.83     90.01-95.0       10.90            90.01-95.0       13.04
 Virginia           2.35     95.01-97.0        0.09            95.01-97.0        0.12
 Georgia            2.29     97.01-100.        4.18            97.01-100.       30.52
 Colorado           2.16
 Massachuset        2.16
 Nevada             2.02
 Tennessee          1.53
 *More*            14.24
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 FICO                 Prepay Orig    Term        Amort                        MTR                    Margins
-----------------------------------------------------------------------------------------------------------------------------------
 Missing    0.02        0            18.70       2/28 LIBOR AR     66.40        .       29.31        Missing         29.31
 500-519    3.30        6             0.01       3/27 LIBOR AR      4.22        5        0.07        3.01-5.00        7.05
 520-539    4.61        12            7.71       6 MO LIBOR         0.07        19       0.09        5.01-6.00       17.10
 540-559    4.97        24           57.01       FIXED BALLOON      1.63        20       0.18        6.01-6.50       21.49
 560-579    5.79        36           10.12       FIXED RATE        27.69        21       1.06        6.51-7.00       13.26
 580-599    8.09        42            0.03                                      22       7.37        7.01-7.50        5.56
 600-619   11.77        60            6.42                                      23      57.37        7.51-8.00        5.04
 620-639   14.60                                                                24       0.32        8.01-8.50        0.87
 640-659   15.79                                                                33       0.07        8.51-9.00        0.23
 660-679   11.14                                                                34       0.79        9.01-9.50        0.04
 680-699    7.62                                                                35       3.36        9.51-10.0        0.05
 700-719    4.73                                                                                     10.01-10.5       0.01
 720-739    3.14
 740-759    2.10
 760-779    1.63
 780-849    0.70
-----------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

-----------------------------------------------------------------------------------------------------------------------------------

 FICO               1st Rate Cap    Per Rate Cap      Life  Adj Cap                  Life Max Rate         Life Floor
-----------------------------------------------------------------------------------------------------------------------------------
 Missing    0.02       .    29.31       .    29.31       .       29.31       N/A              29.31        N/A              46.68
 500-519    3.30      1.00   0.22     1.00   53.50     5.000      0.22       11.50-11.99%      0.05        5.50- 5.99%       0.56
 520-539    4.61      1.50  67.27     1.50   17.19     5.125      0.04       12.00-12.49%      0.56        6.00- 6.49%       0.98
 540-559    4.97      2.00   0.02                      5.250      0.04       12.50-12.99%      1.54        6.50- 6.99%       7.22
 560-579    5.79      3.00   3.18                      5.375      0.05       13.00-13.49%      7.39        7.00- 7.49%       4.77
 580-599    8.09                                       5.625      0.06       13.50-13.99%      7.30        7.50- 7.99%      15.77
 600-619   11.77                                       5.875      0.05       14.00-14.49%     17.67        8.00- 8.49%       5.55
 620-639   14.60                                       5.990      0.02       14.50-14.99%     10.82        8.50- 8.99%      10.15
 640-659   15.79                                       6.000      0.40       15.00-15.49%     12.00        9.00- 9.49%       2.83
 660-679   11.14                                       6.125      0.04       15.50-15.99%      6.58        9.50- 9.99%       3.59
 680-699    7.62                                       6.250      0.04       16.00-16.49%      4.26       10.00-10.49%       0.83
 700-719    4.73                                       6.410      0.04       16.50-16.99%      1.01       10.50-10.99%       0.83
 720-739    3.14                                       6.450      0.07       17.00-17.49%      0.94       11.00-11.49%       0.20
 740-759    2.10                                       6.500     52.05       17.50-17.99%      0.39       11.50-11.99%       0.01
 760-779    1.63                                       6.505      0.07       18.00-18.49%      0.06       12.00-12.49%       0.01
 780-849    0.70                                       6.625      0.14       18.50-18.99%      0.08       13.50-13.99%       0.02
                                                       6.750      0.08       19.00-19.49%      0.02
                                                       7.000     17.15       20.00-20.49%      0.02
                                                       *More*     0.12
-----------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the separation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) distributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[LOGO]

                                                      MONDAY, OCTOBER 21, 2002 1

             GSMPS NEW CENTURY/FIRST ARIZONA/WMC ASOF 9/30/02 16:13
                            PORTFOLIO SUMMARY REPORT
                        PREPARED BY GOLDMAN, SACHS & Co.


Pg   Pool Classification         Loans          Principal Balance       Curr WAC
--------------------------------------------------------------------------------
0001 CONFORMING                  3,380            $450,297,187.23          8.439
0002 NON CONFOR                    324            $127,699,386.15          7.853
--------------------------------------------------------------------------------
 *** TOTALS ***                  3,704            $577,996,573.38

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the separation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) distributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

                                                                OCTOBER 21, 2002

            PROJECT: GSMPS NEW CENTURY/FIRST ARIZONA/WMC ASOF 9/30/02
                                 ALL CONFORMING

Loans Principal Balance Curr WAC Orig WAM Am WAM St WAM OPP WAM St Age 1st Cap Per Cap Life Ca  MTR  Margin SUB OLTV COMB OLTV FICO
----- ----------------- -------- -------- ------ ------ ------- ------ ------- ------- ------- ----- ------ -------- --------- ----
3,380  $450,297,187.23    8.439   340.24  355.96 338.76  22.65   1.40   1.561   1.131   14.742 23.45  6.346  78.26     88.15    631

Current Rate       Principal Balance         Orig Term            Rem Term             AM WAM               Age         Lien
------------------ ------------------------- -------------------- -------------------- -------------------- ----------- ---------
 5.50- 5.99%  0.71 $0 - $25,000         0.31 109 - 120 Mths  0.05 1 - 6 Mths      0.02 Missing         0.05  0     0.31 1   92.60
 6.00- 6.49%  1.22 $25,000 - $50,000    3.06 121 - 180 Mths 10.74 109 - 120 Mths  0.05 109 - 120 Mths  0.05  1    75.47 2    7.40
 6.50- 6.99%  8.88 $50,000 - $100,000  16.04 181 - 240 Mths  0.22 121 - 180 Mths 10.74 121 - 180 Mths  1.44  2    10.41
 7.00- 7.49%  8.34 $100,000 - $150,000 20.69 241 - 300 Mths  0.07 181 - 240 Mths  0.22 181 - 240 Mths  0.24  3    12.23
 7.50- 7.99% 24.40 $150,000 - $200,000 19.72 301 - 360 Mths 88.92 241 - 300 Mths  0.07 241 - 300 Mths  0.09  4     1.22
 8.00- 8.49% 11.62 $200,000 - $250,000 20.59                      301 - 360 Mths 88.90 301 - 360 Mths 94.87  5     0.29
 8.50- 8.99% 23.18 $250,001 - $275,000  8.98                                           361 - 420 Mths  3.25  8     0.03
 9.00- 9.49%  6.73 $275,001 - $350,000  9.15                                                                13-24  0.05
 9.50- 9.99%  5.39 $350,001 - $450,000  1.22
10.00-10.49%  1.38 $450,001 - $550,000  0.11
10.50-10.99%  1.85 $550,001 - $650,000  0.12
11.00-11.49%  0.74
11.50-11.99%  3.98
*More*        1.57

Geography           City             Zip           Property Type         Occupancy          Purpose                Doc
-----------------   --------------   -----------   -------------------   ----------------   --------------------   -------------
California  41.21   LOS ANGE  3.32   9306   0.58   SINGLE FAMILY 69.11   OWNER OCCU 94.21   PURCHASE       51.14   FULL    46.16
Florida      4.88   CHICAGO   2.41   9303   0.57   PUD           12.80   NON-OWNER   5.02   CASHOUT REFI   40.17   LIMITED 23.76
New York     4.82   LAS VEGA  1.56   9133   0.54   2-4 FAMILY     9.82   SECOND HOM  0.77   RATE/TERM REFI  8.69   STATED  20.04
Illinois     4.65   SAN DIEG  1.40   9134   0.45   CONDO          7.86                                             NO DOC   6.86
Texas        4.28   OXNARD    1.09   9194   0.35   MANUFACTURED   0.40                                             ALT      3.18
Arizona      3.93   HOUSTON   1.03   6063   0.33   UNKNOWN        0.02
New Jersey   3.22   PHOENIX   0.98   9001   0.33
Michigan     3.14   SACRAMEN  0.94   9456   0.32
Georgia      2.45   BROOKLYN  0.89   9233   0.32
Colorado     2.40   SIMI VAL  0.85   9459   0.31
Nevada       2.30   DETROIT   0.67   1136   0.30
Virginia     2.24   RIVERSID  0.67   9456   0.30
Massachuset  2.16   MIAMI     0.57   9303   0.28
Tennessee    1.74   CORONA    0.56   9453   0.28
*More*      16.57   *More*   83.05   *More 94.74

[TABLE CONTINUED]

Geography           Sub OLTV           Comb OLTV
-----------------   ----------------   ----------------
California  41.21   0.01-50.00  8.52   0.01-50.00  1.12
Florida      4.88   50.01-60.0  1.98   50.01-60.0  1.98
New York     4.82   60.01-70.0  5.53   60.01-70.0  5.50
Illinois     4.65   70.01-75.0  5.78   70.01-75.0  5.61
Texas        4.28   75.01-80.0 35.34   75.01-80.0 14.93
Arizona      3.93   80.01-85.0 10.63   80.01-85.0 10.68
New Jersey   3.22   85.01-90.0 15.05   85.01-90.0 15.84
Michigan     3.14   90.01-95.0 11.99   90.01-95.0 13.89
Georgia      2.45   95.01-97.0  0.12   95.01-97.0  0.16
Colorado     2.40   97.01-100.  5.06   97.01-100. 30.28
Nevada       2.30
Virginia     2.24
Massachuset  2.16
Tennessee    1.74
*More*      16.57

FICO            Prepay Orig Term   Amort                 MTR        Margins            1st Rate Cap   Per Rate Cap   Life Adj Cap
-------------   ----------------   -------------------   --------   ----------------   ------------   ------------   ------------
Missing  0.03   0          18.35   2/28 LIBOR AR 63.51    . 32.79    Missing   32.79    .     32.79    .     32.79    .     32.79
500-519  3.64   6           0.01   3/27 LIBOR AR  3.62    5  0.09    3.01-5.00  6.42   1.00    0.29   1.00   49.54   5.000   0.28
520-539  5.27   12          6.71   6 MO LIBOR     0.09   19  0.11    5.01-6.00 14.66   1.50   64.09   1.50   17.67   5.125   0.05
540-559  5.49   24         57.36   FIXED BALLOON  1.94   20  0.15    6.01-6.50 21.25   2.00    0.02                  5.250   0.06
560-579  5.90   36         10.24   FIXED RATE    30.84   21  1.21    6.51-7.00 13.04   3.00    2.82                  5.625   0.08
580-599  7.90   42          0.03                         22  7.66    7.01-7.50  5.38                                 5.990   0.03
600-619 11.70   60          7.30                         23 54.14    7.51-8.00  5.31                                 6.000   0.27
620-639 14.27                                            24  0.24    8.01-8.50  0.82                                 6.125   0.05
640-659 15.41                                            33  0.08    8.51-9.00  0.21                                 6.250   0.05
660-679 11.31                                            34  0.62    9.01-9.50  0.05                                 6.410   0.06
680-699  7.29                                            35  2.91    9.51-10.0  0.06                                 6.500  48.22
700-719  4.82                                                       10.01-10.5  0.02                                 6.505   0.09
720-739  2.89                                                                                                        6.625   0.03
740-759  1.69                                                                                                        6.750   0.11
760-779  1.64                                                                                                        7.000  17.69
780-849  0.75                                                                                                        7.380   0.04
                                                                                                                     7.500   0.02
                                                                                                                     7.750   0.03
                                                                                                                     *More*  0.06

[TABLE CONTINUED]

FICO            Life Max Rate        Life Floor
-------------   ------------------   -----------------
Missing  0.03    N/A         32.79   N/A         50.68
500-519  3.64   11.50-11.99%  0.06   5.50- 5.99%  0.49
520-539  5.27   12.00-12.49%  0.49   6.00- 6.49%  0.86
540-559  5.49   12.50-12.99%  1.35   6.50- 6.99%  5.73
560-579  5.90   13.00-13.49%  5.95   7.00- 7.49%  4.24
580-599  7.90   13.50-13.99%  6.30   7.50- 7.99% 13.85
600-619 11.70   14.00-14.49% 15.71   8.00- 8.49%  5.47
620-639 14.27   14.50-14.99% 10.87   8.50- 8.99% 10.18
640-659 15.41   15.00-15.49% 12.13   9.00- 9.49%  2.63
660-679 11.31   15.50-15.99%  6.91   9.50- 9.99%  3.76
680-699  7.29   16.00-16.49%  4.61   10.00-10.49% 0.84
700-719  4.82   16.50-16.99%  1.07   10.50-10.99% 0.97
720-739  2.89   17.00-17.49%  1.12   11.00-11.49% 0.26
740-759  1.69   17.50-17.99%  0.41   11.50-11.99% 0.01
760-779  1.64   18.00-18.49%  0.08   12.00-12.49% 0.02
780-849  0.75   18.50-18.99%  0.11   13.50-13.99% 0.02
                19.00-19.49%  0.02
                20.00-20.49%  0.02

                                                                OCTOBER 21, 2002

            PROJECT: GSMPS NEW CENTURY/FIRST ARIZONA/WMC ASOF 9/30/02
                                 ALL NON CONFOR

Loans Principal Balance Curr WAC Orig WAM Am WAM St WAM OPP WAM St Age 1st Cap Per Cap Life Ca  MTR  Margin SUB OLTV COMB OLTV FICO
----- ----------------- -------- -------- ------ ------ ------- ------ ------- ------- ------- ----- ------ -------- --------- ----
324    $127,699,386.15    7.853   358.62  359.00 357.39  20.24   1.23   1.581   1.093   14.405 23.81  6.155  81.75     88.83    641

Current Rate       Principal Balance         Orig Term            Rem Term             AM WAM               Age         Lien
------------------ ------------------------- -------------------- -------------------- -------------------- ----------- ---------
 5.50- 5.99%  1.35 $150,000 - $200,000  0.26 121 - 180 Mths  0.77 121 - 180 Mths  0.77 181 - 240 Mths  0.24 0      0.61 1   99.74
 6.00- 6.49%  1.41 $275,001 - $350,000 30.04 301 - 360 Mths 99.23 301 - 360 Mths 99.23 301 - 360 Mths 99.76 1     83.49 2    0.26
 6.50- 6.99% 17.47 $350,001 - $450,000 40.03                                                                2      9.02
 7.00- 7.49% 11.13 $450,001 - $550,000 20.39                                                                3      6.34
 7.50- 7.99% 33.94 $550,001 - $650,000  7.64                                                                4      0.54
 8.00- 8.49% 10.94 $650,001 - $750,000  1.64
 8.50- 8.99% 14.67
 9.00- 9.49%  4.39
 9.50- 9.99%  3.02
10.00-10.49%  0.81
10.50-10.99%  0.62
11.50-11.99%  0.13
12.00-12.49%  0.13

Geography           City             Zip           Property Type         Occupancy          Purpose                Doc
-----------------   --------------   -----------   -------------------   ----------------   --------------------   -------------
California  64.36   LOS ANGE  6.07   9000    1.10  SINGLE FAMILY 77.15   OWNER OCCU 96.62   PURCHASE       48.32   FULL    33.30
New York     6.65   SAN JOSE  3.51   9130    1.08  PUD           15.98   NON-OWNER   3.13   CASHOUT REFI   46.30   LIMITED 32.20
Texas        2.76   SAN DIEG  2.09   9401    0.97  CONDO          4.27   SECOND HOM  0.25   RATE/TERM REFI  5.38   STATED  25.10
Virginia     2.76   HUNTINGT  1.29   9026    0.94  2-4 FAMILY     2.35                                             ALT      5.21
Arizona      2.41   SCOTTSDA  1.25   9402    0.91  UNKNOWN        0.25                                             NO DOC   4.20
Florida      2.21   OCEANSID  1.09   9135    0.87
Massachuset  2.15   WEST HIL  1.08   7600    0.86
Illinois     2.03   AUSTIN    1.00   9134    0.83
New Jersey   2.00   THOUSAND  0.99   9005    0.83
Michigan     1.76   NORTHRID  0.98   9459    0.83
Georgia      1.72   DALY CIT  0.97   9063    0.79
Maryland     1.68   RIVERSID  0.96   1174    0.77
Colorado     1.33   MALIBU    0.94   1097    0.77
Nevada       1.03   FAIRFIEL  0.93   9132    0.74
*More*       5.16   *More*   76.85   *More  87.70

[TABLE CONTINUED]

Geography           Sub OLTV           Comb OLTV
-----------------   ----------------   ----------------
California  64.36   0.01-50.00  0.26   50.01-60.0  2.51
New York     6.65   50.01-60.0  2.98   60.01-70.0  3.68
Texas        2.76   60.01-70.0  4.39   70.01-75.0  5.36
Virginia     2.76   70.01-75.0  6.11   75.01-80.0 15.45
Arizona      2.41   75.01-80.0 47.83   80.01-85.0  9.44
Florida      2.21   80.01-85.0  9.44   85.01-90.0 22.14
Massachuset  2.15   85.01-90.0 20.86   90.01-95.0 10.04
Illinois     2.03   90.01-95.0  7.07   97.01-100. 31.38
New Jersey   2.00   97.01-100.  1.07
Michigan     1.76
Georgia      1.72
Maryland     1.68
Colorado     1.33
Nevada       1.03
*More*       5.16

FICO            Prepay Orig Term   Amort                 MTR        Margins            1st Rate Cap   Per Rate Cap   Life Adj Cap
--------------  ----------------   -------------------   --------   ----------------   ------------   ------------   ------------
500-519   2.09   0         19.93   2/28 LIBOR AR 76.59   .  17.06   Missing    17.06    .     17.06    .     17.06    .    17.06
520-539   2.27  12         11.25   3/27 LIBOR AR  6.35   20  0.28   3.01-5.00   9.28   1.50   78.48   1.00   67.44   5.375  0.25
540-559   3.13  24         55.77   FIXED BALLOON  0.51   21  0.54   5.01-6.00  25.69   3.00    4.46   1.50   15.50   5.875  0.24
560-579   5.41  36          9.70   FIXED RATE    16.55   22  6.37   6.01-6.50  22.33                                 6.000  0.83
580-599   8.77  60          3.35                         23 68.79   6.51-7.00  14.03                                 6.450  0.30
600-619  12.00                                           24  0.61   7.01-7.50   6.20                                 6.500 65.55
620-639  15.78                                           34  1.38   7.51-8.00   4.06                                 6.625  0.52
640-659  17.11                                           35  4.97   8.01-8.50   1.08                                 7.000 15.25
660-679  10.55                                                      8.51-9.00   0.27
680-699   8.79
700-719   4.42
720-739   3.99
740-759   3.57
760-779   1.61
780-849   0.52

[TABLE CONTINUED]

FICO            Life Max Rate        Life Floor
--------------  ------------------   ------------------
500-519   2.09    N/A        17.06    N/A         32.56
520-539   2.27  12.00-12.49%  0.80    5.50- 5.99%  0.80
540-559   3.13  12.50-12.99%  2.23    6.00- 6.49%  1.41
560-579   5.41  13.00-13.49% 12.47    6.50- 6.99% 12.50
580-599   8.77  13.50-13.99% 10.84    7.00- 7.49%  6.64
600-619  12.00  14.00-14.49% 24.58    7.50- 7.99% 22.54
620-639  15.78  14.50-14.99% 10.63    8.00- 8.49%  5.82
640-659  17.11  15.00-15.49% 11.54    8.50- 8.99% 10.04
660-679  10.55  15.50-15.99%  5.42    9.00- 9.49%  3.55
680-699   8.79  16.00-16.49%  3.02    9.50- 9.99%  3.02
700-719   4.42  16.50-16.99%  0.81   10.00-10.49%  0.81
720-739   3.99  17.00-17.49%  0.33   10.50-10.99%  0.33
740-759   3.57  17.50-17.99%  0.30
760-779   1.61
780-849   0.52

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the separation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) distributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[LOGO]

                                                  16:09 MONDAY, OCTOBER 21, 2002

                GSMPS NEW CENTURY/FIRST ARIZONA/WMC ASOF 9/30/02
                            PORTFOLIO SUMMARY REPORT
                        PREPARED BY GOLDMAN, SACHS & Co.

Pg   Pool Classification   Loans     Principal Balance     Curr WAC
--------------------------------------------------------------------------------
0001 ARMS                  2,199     $408,570,579.31       8.042
0002 FIXED RATE            1,505     $169,425,994.07       8.955
--------------------------------------------------------------------------------
***TOTALS***               3,704     $577,996,573.38

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the separation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) distributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

                                                OCTOBER 21, 2002 16:09 PAGE 0001

PROJECT: GSMPS NEW CENTURY/FIRST ARIZONA/WMC ASOF 9/30/02
ALL      ARMS

Loans Principal Balance Curr WAC Orig WAM Am WAM St WAM OPP WAM St Age 1st Cap Per Cap Life Ca  MTR  Margin SUB OLTV COMB OLTV FICO
----- ----------------- -------- -------- ------ ------ ------- ------ ------- ------- ------- ----- ------ -------- --------- ----
2,199  $408,570,579.31    8.042   360.00  359.31 358.76  20.69   1.16   1.566   1.122   14.654 23.54  6.296  82.62     88.83    626

Current Rate       Principal Balance         Orig Term             Rem Term             AM WAM               Age         Lien
------------------ ------------------------- --------------------  -------------------- -------------------- ----------- ---------
 5.50- 5.99%  1.20 $25,000 - $50,000    0.58 301 - 360 Mths 100.00 1 - 6 Mths      0.02  Missing         0.02 0      0.46 1   100.00
 6.00- 6.49%  1.79 $50,000 - $100,000   8.35                       301 - 360 Mths 99.98 181 - 240 Mths   0.03 1     86.02
 6.50- 6.99% 13.46 $100,000 - $150,000 15.30                                            301 - 360 Mths  98.15 2     11.55
 7.00- 7.49%  9.58 $150,000 - $200,000 16.26                                            361 - 420 Mths   1.80 3      1.59
 7.50- 7.99% 30.00 $200,000 - $250,000 18.08                                                                  4      0.25
 8.00- 8.49% 10.75 $250,001 - $275,000  7.91                                                                  5      0.12
 8.50- 8.99% 19.58 $275,001 - $350,000 15.26
 9.00- 9.49%  5.02 $350,001 - $450,000 10.83
 9.50- 9.99%  5.40 $450,001 - $550,000  5.77
10.00-10.49%  1.31 $550,001 - $650,000  1.31
10.50-10.99%  1.42 $650,001 - $750,000  0.35
11.00-11.49%  0.32
11.50-11.99%  0.11
*More*        0.07

Geography           City             Zip           Property Type         Occupancy          Purpose                Doc
-----------------   --------------   -----------   -------------------   ----------------   --------------------   -------------
California  52.31   LOS ANGE  4.11   9306    0.57  SINGLE FAMILY 73.06   OWNER OCCU 95.11   PURCHASE       49.26   FULL    48.38
Texas        3.71   SAN DIEG  2.04   9303    0.54  PUD           13.68   NON-OWNER   4.25   CASHOUT REFI   43.32   LIMITED 28.58
Florida      3.69   OXNARD    1.24   9459    0.49  CONDO          7.80   SECOND HOM  0.65   RATE/TERM REFI  7.42   STATED  19.05
New York     3.33   CHICAGO   1.19   9134    0.45  2-4 FAMILY     5.12                                             ALT      4.00
Michigan     3.26   SAN JOSE  1.07   9133    0.43  MANUFACTURED   0.26
Arizona      3.13   SACRAMEN  1.00   9303    0.42  UNKNOWN        0.08
Illinois     2.72   LAS VEGA  0.98   9458    0.39
Colorado     2.51   SIMI VAL  0.91   9130    0.39
Georgia      2.18   OCEANSID  0.72   9206    0.38
Virginia     2.11   VALLEJO   0.67   9134    0.37
New Jersey   1.98   HUNTINGT  0.67   9453    0.37
Nevada       1.85   HOUSTON   0.67   9138    0.36
Massachuset  1.74   RIVERSID  0.66   9194    0.36
Pennsylvani  1.52   DETROIT   0.61   9000    0.34
*More*      13.94   *More*   83.48   *More  94.14

[TABLE CONTINUED]

Geography           Sub OLTV           Comb OLTV
-----------------   ----------------   ----------------
California  52.31   0.01-50.00  0.65   0.01-50.00  0.65
Texas        3.71   50.01-60.0  1.68   50.01-60.0  1.53
Florida      3.69   60.01-70.0  4.61   60.01-70.0  4.35
New York     3.33   70.01-75.0  5.59   70.01-75.0  5.24
Michigan     3.26   75.01-80.0 46.31   75.01-80.0 15.31
Arizona      3.13   80.01-85.0 11.82   80.01-85.0 11.88
Illinois     2.72   85.01-90.0 17.37   85.01-90.0 18.46
Colorado     2.51   90.01-95.0  6.83   90.01-95.0  9.05
Georgia      2.18   95.01-97.0  0.13   95.01-97.0  0.17
Virginia     2.11   97.01-100.  5.01   97.01-100. 33.35
New Jersey   1.98
Nevada       1.85
Massachuset  1.74
Pennsylvani  1.52
*More*      13.94

FICO            Prepay Orig Term   Amort                 MTR        Margins            1st Rate Cap   Per Rate Cap   Life Adj Cap
-------------   ----------------   -------------------   --------   ----------------   ------------   ------------   ------------
500-519   4.13   0         14.83   2/28 LIBOR AR 93.93    5  0.10    3.01-5.00  9.97   1.00    0.31   1.00   75.68   5.000   0.31
520-539   5.79  12          3.95   3/27 LIBOR AR  5.97   19  0.12    5.01-6.00 24.19   1.50   95.16   1.50   24.32   5.125   0.05
540-559   5.96  24         75.49   6 MO LIBOR     0.10   20  0.25    6.01-6.50 30.40   2.00    0.02                  5.250   0.06
560-579   6.96  36          5.56                         21  1.50    6.51-7.00 18.75   3.00    4.50                  5.375   0.08
580-599   9.22  60          0.17                         22 10.43    7.01-7.50  7.87                                 5.625   0.08
600-619  12.52                                           23 81.16    7.51-8.00  7.12                                 5.875   0.07
620-639  13.93                                           24  0.46    8.01-8.50  1.24                                 5.990   0.03
640-659  14.42                                           33  0.09    8.51-9.00  0.32                                 6.000   0.56
660-679   8.93                                           34  1.12    9.01-9.50  0.05                                 6.125   0.05
680-699   6.86                                           35  4.76    9.51-10.0  0.07                                 6.250   0.06
700-719   4.40                                                      10.01-10.5  0.02                                 6.410   0.06
720-739   2.90                                                                                                       6.450   0.09
740-759   2.04                                                                                                       6.500  73.64
760-779   1.40                                                                                                       6.505   0.10
780-849   0.53                                                                                                       6.625   0.19
                                                                                                                     6.750   0.12
                                                                                                                     7.000  24.26
                                                                                                                     7.380   0.05
                                                                                                                     *More*  0.12

[TABLE CONTINUED]

FICO            Life Max Rate        Life Floor
-------------   ------------------   ------------------
500-519   4.13  11.50-11.99%  0.07    N/A         24.56
520-539   5.79  12.00-12.49%  0.79    5.50- 5.99%  0.79
540-559   5.96  12.50-12.99%  2.18    6.00- 6.49%  1.38
560-579   6.96  13.00-13.49% 10.45    6.50- 6.99% 10.22
580-599   9.22  13.50-13.99% 10.33    7.00- 7.49%  6.75
600-619  12.52  14.00-14.49% 24.99    7.50- 7.99% 22.31
620-639  13.93  14.50-14.99% 15.30    8.00- 8.49%  7.85
640-659  14.42  15.00-15.49% 16.97    8.50- 8.99% 14.35
660-679   8.93  15.50-15.99%  9.31    9.00- 9.49%  4.01
680-699   6.86  16.00-16.49%  6.02    9.50- 9.99%  5.08
700-719   4.40  16.50-16.99%  1.43   10.00-10.49%  1.17
720-739   2.90  17.00-17.49%  1.33   10.50-10.99%  1.17
740-759   2.04  17.50-17.99%  0.55   11.00-11.49%  0.29
760-779   1.40  18.00-18.49%  0.09   11.50-11.99%  0.01
780-849   0.53  18.50-18.99%  0.12   12.00-12.49%  0.02
                19.00-19.49%  0.02   13.50-13.99%  0.03
                20.00-20.49%  0.03

                                                OCTOBER 21, 2002 16:09 PAGE 0002

PROJECT: GSMPS NEW CENTURY/FIRST ARIZONA/WMC AS OF 9/30/02
ALL      FIXED RATE

Loans Principal Balance Curr WAC Orig WAM Am WAM St WAM OPP WAM St Age 1st Cap Per Cap Life Ca  MTR  Margin SUB OLTV COMB OLTV FICO
----- ----------------- -------- -------- ------ ------ ------- ------ ------- ------- ------- ----- ------ -------- --------- ----
1,505  $169,425,994.07    8.955   306.44  350.19 304.58  25.55   1.87   .       .       .      .      .      70.38     87.02    650

Current Rate       Principal Balance         Orig Term            Rem Term             AM WAM               Age         Lien
------------------ ------------------------- -------------------- -------------------- -------------------- ----------- ---------
 6.50- 6.99%  4.31 $0 - $25,000         0.83 109 - 120 Mths  0.15 109 - 120 Mths  0.15 Missing         0.08  0     0.17 1   80.13
 7.00- 7.49%  7.44 $25,000 - $50,000    6.73 121 - 180 Mths 29.12 121 - 180 Mths 29.12 109 - 120 Mths  0.15  1    56.07 2   19.87
 7.50- 7.99% 18.11 $50,000 - $100,000  22.48 181 - 240 Mths  0.57 181 - 240 Mths  0.57 121 - 180 Mths  3.83  2     6.61
 8.00- 8.49% 13.18 $100,000 - $150,000 18.09 241 - 300 Mths  0.18 241 - 300 Mths  0.18 181 - 240 Mths  0.75  3    33.44
 8.50- 8.99% 25.47 $150,000 - $200,000 13.40 301 - 360 Mths 69.99 301 - 360 Mths 69.99 241 - 300 Mths  0.25  4     3.02
 9.00- 9.49%  9.09 $200,000 - $250,000 11.14                                           301 - 360 Mths 90.63  5     0.48
 9.50- 9.99%  3.57 $250,001 - $275,000  4.78                                           361 - 420 Mths  4.30  8     0.08
10.00-10.49%  1.14 $275,001 - $350,000 10.15                                                                13-24  0.12
10.50-10.99%  1.98 $350,001 - $450,000  7.32
11.00-11.49%  1.18 $450,001 - $550,000  1.74
11.50-11.99% 10.41 $550,001 - $650,000  2.93
12.00-12.49%  1.05 $650,001 - $750,000  0.40
12.50-12.99%  1.17
*More*        1.89

Geography           City             Zip           Property Type         Occupancy          Purpose                Doc
-----------------   --------------   -----------   -------------------   ----------------   --------------------   -------------
California  31.88   CHICAGO   4.07   1136    0.80  SINGLE FAMILY 65.65   OWNER OCCU 93.87   PURCHASE       53.55   FULL    31.11
New York     9.79   LOS ANGE  3.49   6064    0.65  2-4 FAMILY    15.53   NON-OWNER   5.45   CASHOUT REFI   37.19   STATED  26.25
Illinois     7.35   BROOKLYN  2.03   9110    0.58  PUD           13.06   SECOND HOM  0.68   RATE/TERM REFI  9.26   NO DOC  21.39
Florida      5.73   LAS VEGA  1.80   1046    0.48  CONDO          5.30                                             LIMITED 18.50
New Jersey   5.29   PHOENIX   1.42   9342    0.47  MANUFACTURED   0.42                                             ALT      2.75
Arizona      4.71   HOUSTON   1.37   6063    0.47  UNKNOWN        0.05
Texas        4.50   PASADENA  0.96   9130    0.47
Massachuset  3.18   RIVERSID  0.93   9063    0.46
Virginia     2.93   MIAMI     0.79   0701    0.44
Georgia      2.56   BRONX     0.79   9133    0.41
Nevada       2.45   SCOTTSDA  0.77   9002    0.40
Maryland     2.23   CORONA    0.75   1122    0.39
Ohio         1.85   CLIFTON   0.67   8521    0.38
Michigan     1.80   RICHMOND  0.64   1123    0.38
*More*      13.76   *More*   79.54   *More  93.21

[TABLE CONTINUED]

Geography           Sub OLTV           Comb OLTV
-----------------   ----------------   ----------------
California  31.88 0.01-50.00   21.26   0.01-50.00  1.39
New York     9.79 50.01-60.0    3.46   50.01-60.0  3.46
Illinois     7.35 60.01-70.0    6.90   60.01-70.0  6.90
Florida      5.73 70.01-75.0    6.49   70.01-75.0  6.30
New Jersey   5.29 75.01-80.0   18.30   75.01-80.0 14.42
Arizona      4.71 80.01-85.0    6.84   80.01-85.0  6.86
Texas        4.50 85.01-90.0   13.84   85.01-90.0 14.27
Massachuset  3.18 90.01-95.0   20.74   90.01-95.0 22.67
Virginia     2.93 97.01-100.    2.17   95.01-97.0  0.02
Georgia      2.56                      97.01-100. 23.71
Nevada       2.45
Maryland     2.23
Ohio         1.85
Michigan     1.80
*More*      13.76

FICO            Prepay Orig Term   Amort                 MTR        Margins            1st Rate Cap   Per Rate Cap   Life Adj Cap
--------------  ----------------   -------------------   --------   ----------------   ------------   ------------   ------------
Missing   0.07  0          28.03   FIXED BALLOON  5.55   .  100.00  Missing    100.00  .      100.00  .      100.00  .      100.00
500-519   1.28  6           0.03   FIXED RATE    94.45
520-539   1.77  12         16.76
540-559   2.59  24         12.46
560-579   2.98  36         21.12
580-599   5.38  42          0.09
600-619   9.95  60         21.51
620-639  16.24
640-659  19.07
660-679  16.46
680-699   9.45
700-719   5.51
720-739   3.71
740-759   2.25
760-779   2.19
780-849   1.10

[TABLE CONTINUED]

FICO            Life Max Rate        Life Floor
--------------  ------------------   ------------------
Missing   0.07  N/A          100.00  N/A          100.00
500-519   1.28
520-539   1.77
540-559   2.59
560-579   2.98
580-599   5.38
600-619   9.95
620-639  16.24
640-659  19.07
660-679  16.46
680-699   9.45
700-719   5.51
720-739   3.71
740-759   2.25
760-779   2.19
780-849   1.10

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the separation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) distributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]

                  GSMPS New Century/First Arizona/WMC as of 9/30/02                   16:22 Wednesday, October 23, 2002   1
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.


---------------------------------------------------------------------------------------------------------------------------
Pg   Pool Classification                                       Loans        Principal Balance          Curr WAC
---------------------------------------------------------------------------------------------------------------------------
0001 WMC SEP PR, CONFORMING                                    2,206          $286,949,907.54           8.562
0002 WMC SEP PR, NON CONFOR                                      246           $97,425,936.56           7.854
---------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                                 2,452          $384,375,844.10
---------------------------------------------------------------------------------------------------------------------------


Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]

Project:    GSMPS New Century/First Arizona/WMC as of 9/30/02                          October 23, 2002  16:22  PAGE 0001
All         WMC SEP PR
All         CONFORMING


------------------------------------------------------------------------------------------------------------------------------
Loans     Principal Balance     Curr WAC     Orig WAM      Am WAM      St WAM     OPP WAM      St Age    1st Cap    Per Cap
------------------------------------------------------------------------------------------------------------------------------
2,206      $286,949,907.54        8.562       337.28       357.04      336.13      23.61        1.15      1.585      1.000
------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
------------------------------------------------------------------------------------
Loans     Life Ca        MTR       Margin     SUB OLTV      COMB OLTV       FICO
------------------------------------------------------------------------------------
2,206     14.645        23.51      6.278        75.64          91.16         637
------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
Current Rate                 Principal Balance                     Orig Term                    Rem Term
--------------------------------------------------------------------------------------------------------------------------
 5.50- 5.99%        0.77     $0 - $25,000              0.49        121 - 180 Mths      12.60    121 - 180 Mths    12.60
 6.00- 6.49%        1.34     $25,000 - $50,000         4.08        181 - 240 Mths       0.03    181 - 240 Mths     0.03
 6.50- 6.99%       10.12     $50,000 - $100,000       14.80        301 - 360 Mths      87.37    301 - 360 Mths    87.37
 7.00- 7.49%        8.06     $100,000 - $150,000      18.77
 7.50- 7.99%       25.46     $150,000 - $200,000      19.59
 8.00- 8.49%        9.48     $200,000 - $250,000      21.83
 8.50- 8.99%       18.40     $250,001 - $275,000      10.71
 9.00- 9.49%        4.72     $275,001 - $350,000       8.90
 9.50- 9.99%        7.61     $350,001 - $450,000       0.63
10.00-10.49%        1.80     $450,001 - $550,000       0.18
10.50-10.99%        2.63
11.00-11.49%        1.08
11.50-11.99%        6.09
*More*              2.44
--------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)

------------------------------------------------------------------------------------------------
Current Rate                 AM WAM                       Age                Lien
------------------------------------------------------------------------------------------------
 5.50- 5.99%        0.77     Missing            0.03      0         0.44     1             88.38
 6.00- 6.49%        1.34     121 - 180 Mths     1.07      1        85.92     2             11.62
 6.50- 6.99%       10.12     181 - 240 Mths     0.07      2        12.68
 7.00- 7.49%        8.06     241 - 300 Mths     0.03      3         0.60
 7.50- 7.99%       25.46     301 - 360 Mths    93.75      4         0.18
 8.00- 8.49%        9.48     361 - 420 Mths     5.05      5         0.14
 8.50- 8.99%       18.40                                  8         0.05
 9.00- 9.49%        4.72
 9.50- 9.99%        7.61
10.00-10.49%        1.80
10.50-10.99%        2.63
11.00-11.49%        1.08
11.50-11.99%        6.09
*More*              2.44
------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Geography             City               Zip            Property Type           Occupancy            Purpose
--------------------------------------------------------------------------------------------------------------------------------
California   52.86    LOS ANGE   3.98    9306   0.91    SINGLE FAMILY  70.55    OWNER OCCU  94.62    PURCHASE            58.44
Arizona       4.24    SAN DIEG   2.09    9303   0.82    PUD            13.94    NON-OWNER    4.46    CASHOUT REFI        35.75
Texas         4.04    OXNARD     1.54    9133   0.77    CONDO           9.75    SECOND HOM   0.92    RATE/TERM REFI       5.81
New York      3.96    SIMI VAL   1.33    9134   0.71    2-4 FAMILY      5.57
Florida       3.34    LAS VEGA   1.15    9194   0.56    MANUFACTURED    0.19
Michigan      2.58    SACRAMEN   0.98    9459   0.49
Georgia       2.24    PHOENIX    0.89    9206   0.43
Colorado      2.21    RIVERSID   0.87    9306   0.42
Pennsylvani   2.07    OCEANSID   0.84    9233   0.42
Virginia      2.04    HOUSTON    0.83    9062   0.42
Massachuset   2.01    VALLEJO    0.74    9456   0.39
Nevada        1.78    LAKEWOOD   0.73    9001   0.38
Tennessee     1.73    MESA       0.71    9456   0.38
New Jersey    1.66    SYLMAR     0.62    4819   0.36
*More*       13.24    *More*    82.70    *More 92.56
--------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)

---------------------------------------------------------------------------------------
Geography              Doc                  Sub OLTV                 Comb OLTV
---------------------------------------------------------------------------------------
California   52.86     FULL       47.07     0.01-50.00  12.34        0.01-50.00   0.73
Arizona       4.24     LIMITED    35.42     50.01-60.0   0.96        50.01-60.0   0.96
Texas         4.04     STATED     12.51     60.01-70.0   4.44        60.01-70.0   4.39
New York      3.96     ALT         5.00     70.01-75.0   4.93        70.01-75.0   4.66
Florida       3.34                          75.01-80.0  43.31        75.01-80.0  11.29
Michigan      2.58                          80.01-85.0   7.21        80.01-85.0   7.30
Georgia       2.24                          85.01-90.0  11.30        85.01-90.0  12.53
Colorado      2.21                          90.01-95.0   7.61        90.01-95.0  10.59
Pennsylvani   2.07                          95.01-97.0   0.19        95.01-97.0   0.25
Virginia      2.04                          97.01-100.   7.71        97.01-100.  47.30
Massachuset   2.01
Nevada        1.78
Tennessee     1.73
New Jersey    1.66
*More*       13.24
---------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
FICO               Prepay Orig Term      Amort                   MTR                   Margins              1st Rate Cap
------------------------------------------------------------------------------------------------------------------------------
500-519   2.80      0        13.49       2/28 LIBOR AR  72.84      .       22.60        Missing    22.60       .    22.60
520-539   4.27     12         3.23       3/27 LIBOR AR   4.42      5        0.14        3.01-5.00   9.92      1.00   0.14
540-559   4.60     24        67.34       6 MO LIBOR      0.14     19        0.09        5.01-6.00  22.82      1.50  72.84
560-579   5.35     36        10.42       FIXED BALLOON  11.54     20        0.13        6.01-6.50  15.80      3.00   4.42
580-599   7.24     60         5.51       FIXED RATE     11.06     21        0.43        6.51-7.00  11.82
600-619  12.01                                                    22        9.37        7.01-7.50   7.12
620-639  14.04                                                    23       62.49        7.51-8.00   8.21
640-659  15.87                                                    24        0.34        8.01-8.50   1.18
660-679  11.38                                                    34        0.67        8.51-9.00   0.33
680-699   8.03                                                    35        3.75        9.01-9.50   0.07
700-719   5.88                                                                          9.51-10.0   0.10
720-739   3.63                                                                         10.01-10.5   0.03
740-759   1.87
760-779   2.04
780-849   0.98




------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)

--------------------------------------------------------------------------------------------------------------
FICO               Per Rate Cap        Life Adj Cap            Life Max Rate              Life Floor
--------------------------------------------------------------------------------------------------------------
500-519   2.80       .    22.60          .        22.60        N/A           22.60        0 %           22.60
520-539   4.27     1.00   77.40         5.000      0.44       11.50-11.99%    0.10        5.50- 5.99%    0.77
540-559   4.60                          5.125      0.08       12.00-12.49%    0.77        6.00- 6.49%    1.34
560-579   5.35                          5.250      0.09       12.50-12.99%    1.62        6.50- 6.99%    8.99
580-599   7.24                          5.625      0.12       13.00-13.49%    8.70        7.00- 7.49%    6.65
600-619  12.01                          5.990      0.04       13.50-13.99%    7.15        7.50- 7.99%   21.74
620-639  14.04                          6.000      0.11       14.00-14.49%   21.51        8.00- 8.49%    8.58
640-659  15.87                          6.125      0.08       14.50-14.99%    8.44        8.50- 8.99%   15.97
660-679  11.38                          6.250      0.08       15.00-15.49%   15.52        9.00- 9.49%    4.13
680-699   8.03                          6.410      0.09       15.50-15.99%    4.28        9.50- 9.99%    5.90
700-719   5.88                          6.500     75.67       16.00-16.49%    5.94       10.00-10.49%    1.31
720-739   3.63                          6.505      0.15       16.50-16.99%    1.23       10.50-10.99%    1.52
740-759   1.87                          6.625      0.04       17.00-17.49%    1.57       11.00-11.49%    0.41
760-779   2.04                          6.750      0.17       17.50-17.99%    0.43       11.50-11.99%    0.02
780-849   0.98                          7.380      0.07       18.00-18.49%    0.08       12.00-12.49%    0.03
                                        7.500      0.02       18.50-18.99%    0.03       13.50-13.99%    0.04
                                        7.750      0.05       20.00-20.49%    0.04
                                        8.365      0.05
                                      *More*       0.04
--------------------------------------------------------------------------------------------------------------


Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]

Project:      GSMPS New Century/First Arizona/WMC as of 9/30/02                October 23, 2002  16:22  PAGE 0002
All           WMC SEP PR
All           NON CONFOR



--------------------------------------------------------------------------------------------------------------------------------
 Loans     Principal Balance     Curr WAC     Orig WAM      Am WAM      St WAM     OPP WAM      St Age    1st Cap    Per Cap
--------------------------------------------------------------------------------------------------------------------------------
  246       $97,425,936.56        7.854        359.39       359.42      358.31      20.42        1.09      1.594      1.000
--------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-------------------------------------------------------------------------
 Loans   Life Ca        MTR    Margin    SUB OLTV    COMB OLTV       FICO
-------------------------------------------------------------------------
   246    14.364      23.67     6.068       81.94        91.21        644
-------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Current Rate                 Principal Balance                   Orig Term                     Rem Term
-------------------------------------------------------------------------------------------------------------------------
 5.50- 5.99%        1.05     $150,000 - $200,000        0.34     121 - 180 Mths       0.34     121 - 180 Mths     0.34
 6.00- 6.49%        1.84     $275,001 - $350,000       28.84     301 - 360 Mths      99.66     301 - 360 Mths    99.66
 6.50- 6.99%       17.81     $350,001 - $450,000       38.70
 7.00- 7.49%       11.14     $450,001 - $550,000       23.21
 7.50- 7.99%       36.09     $550,001 - $650,000        6.77
 8.00- 8.49%        8.48     $650,001 - $750,000        2.15
 8.50- 8.99%       13.16
 9.00- 9.49%        4.65
 9.50- 9.99%        3.95
10.00-10.49%        1.06
10.50-10.99%        0.43
11.50-11.99%        0.17
12.00-12.49%        0.17

-------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)

------------------------------------------------------------------------------------------
Current Rate                  AM WAM                       Age              Lien
------------------------------------------------------------------------------------------
 5.50- 5.99%       1.05       301 - 360 Mths   100.00      0     0.79       1       99.66
 6.00- 6.49%       1.84                                    1    89.89       2        0.34
 6.50- 6.99%      17.81                                    2     9.32
 7.00- 7.49%      11.14
 7.50- 7.99%      36.09
 8.00- 8.49%       8.48
 8.50- 8.99%      13.16
 9.00- 9.49%       4.65
 9.50- 9.99%       3.95
10.00-10.49%       1.06
10.50-10.99%       0.43
11.50-11.99%       0.17
12.00-12.49%       0.17

------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Geography             City               Zip            Property Type           Occupancy            Purpose
--------------------------------------------------------------------------------------------------------------------------------
California   68.88    LOS ANGE   6.89    9130   1.42    SINGLE FAMILY  76.73    OWNER OCCU  96.47    PURCHASE            53.68
New York      5.69    SAN JOSE   3.41    9026   1.23    PUD            16.14    NON-OWNER    3.20    CASHOUT REFI        41.33
Texas         2.98    SAN DIEG   2.40    9402   1.19    CONDO           5.59    SECOND HOM   0.33    RATE/TERM REFI       4.99
Massachuset   2.02    HUNTINGT   1.69    9135   1.15    2-4 FAMILY      1.53
New Jersey    1.93    OCEANSID   1.42    9134   1.09
Florida       1.93    WEST HIL   1.42    9063   1.03
Virginia      1.89    THOUSAND   1.30    1174   1.01
Illinois      1.74    NORTHRID   1.29    9132   0.97
Arizona       1.66    SCOTTSDA   1.26    9000   0.96
Maryland      1.53    MALIBU     1.23    9006   0.89
Colorado      1.42    MENLO PA   1.19    9401   0.88
Pennsylvani   1.33    TARZANA    1.15    9004   0.87
Georgia       1.13    WOODLAND   1.14    9121   0.86
Connecticut   1.08    OXNARD     1.10    9513   0.83
*More*        4.79    *More*    73.12    *More 85.61
--------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
--------------------------------------------------------------------------------
Geography            Doc               Sub OLTV              Comb OLTV
--------------------------------------------------------------------------------
California  68.88    LIMITED  40.75     0.01-50.00   0.34     50.01-60.0   0.99
New York     5.69    FULL     35.76     50.01-60.0   1.61     60.01-70.0   1.16
Texas        2.98    STATED   16.66     60.01-70.0   2.09     70.01-75.0   5.06
Massachuset  2.02    ALT       6.83     70.01-75.0   6.04     75.01-80.0  14.31
New Jersey   1.93                       75.01-80.0  56.75     80.01-85.0   6.67
Florida      1.93                       80.01-85.0   6.67     85.01-90.0  20.84
Virginia     1.89                       85.01-90.0  19.16     90.01-95.0   9.83
Illinois     1.74                       90.01-95.0   5.93     97.01-100.  41.13
Arizona      1.66                       97.01-100.   1.40
Maryland     1.53
Colorado     1.42
Pennsylvani  1.33
Georgia      1.13
Connecticut  1.08
*More*       4.79
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
FICO               Prepay Orig Term    Amort                   MTR                 Margins              1st Rate Cap
------------------------------------------------------------------------------------------------------------------------
500-519   2.00      0        18.29     2/28 LIBOR AR  82.88      .       11.61     Missing    11.61       .    11.61
520-539   1.48     12        10.21     3/27 LIBOR AR   5.51     22        6.57     3.01-5.00  12.16      1.50  82.88
540-559   3.41     24        59.67     FIXED BALLOON   0.34     23       75.51     5.01-6.00  33.34      3.00   5.51
560-579   4.92     36         9.23     FIXED RATE     11.27     24        0.79     6.01-6.50  15.00
580-599   8.05     60         2.59                              34        1.09     6.51-7.00  15.08
600-619  10.81                                                  35        4.42     7.01-7.50   6.29
620-639  16.39                                                                     7.51-8.00   4.75
640-659  16.54                                                                     8.01-8.50   1.41
660-679  11.93                                                                     8.51-9.00   0.36
680-699   8.86
700-719   4.78
720-739   4.79
740-759   4.27
760-779   1.09
780-849   0.69
------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)

-------------------------------------------------------------------------------------------------------
FICO               Per Rate Cap     Life Adj Cap        Life Max Rate            Life Floor
-------------------------------------------------------------------------------------------------------
500-519   2.00       .    11.61       .        11.61    N/A            11.61     0 %           11.61
520-539   1.48      1.00  88.39      5.375      0.32    12.00-12.49%    1.05     5.50- 5.99%    1.05
540-559   3.41                       5.875      0.31    12.50-12.99%    2.20     6.00- 6.49%    1.84
560-579   4.92                       6.000      1.09    13.00-13.49%   16.01     6.50- 6.99%   16.38
580-599   8.05                       6.450      0.39    13.50-13.99%    9.44     7.00- 7.49%    8.71
600-619  10.81                       6.500     85.59    14.00-14.49%   29.53     7.50- 7.99%   29.54
620-639  16.39                       6.625      0.68    14.50-14.99%    7.23     8.00- 8.49%    7.63
640-659  16.54                                          15.00-15.49%   12.83     8.50- 8.99%   13.16
660-679  11.93                                          15.50-15.99%    4.65     9.00- 9.49%    4.65
680-699   8.86                                          16.00-16.49%    3.95     9.50- 9.99%    3.95
700-719   4.78                                          16.50-16.99%    1.06    10.00-10.49%    1.06
720-739   4.79                                          17.00-17.49%    0.43    10.50-10.99%    0.43
740-759   4.27
760-779   1.09
780-849   0.69
-------------------------------------------------------------------------------------------------------


Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

                            GSMPS New Century/First Arizona/WMC as of 9/30/02             16:22 Wednesday, October 23, 2002   1
                                        Portfolio Summary Report
                                    Prepared by Goldman, Sachs & Co.
------------------------------------------------------------------------------------------------------------------------------------
Pg   Pool Classification                                    Loans                Principal Balance                Curr WAC
------------------------------------------------------------------------------------------------------------------------------------
0001 ADJUSTABLE, CONFORMING                                 1,928                  $302,656,126.99                   8.119
0002 FIXED RATE, CONFORMING                                 1,452                  $147,641,060.24                   9.096
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                              3,380                  $450,297,187.23
------------------------------------------------------------------------------------------------------------------------------------


Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:         GSMPS New Century/First Arizona/WMC as of 9/30/02                October 23, 2002  16:22  PAGE 0001
All              ADJUSTABLE
All              CONFORMING


-------------------------------------------------------------------------------------------------------------------------------
 Loans     Principal Balance     Curr WAC     Orig WAM      Am WAM      St WAM     OPP WAM      St Age    1st Cap    Per Cap
-------------------------------------------------------------------------------------------------------------------------------
 1,928      $302,656,126.99       8.119        360.00       359.25      358.83      21.22        1.17      1.561      1.131
-------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-----------------------------------------------------------------------------
 Loans     Life Ca        MTR    Margin    SUB OLTV    COMB OLTV       FICO
-----------------------------------------------------------------------------
 1,928      14.742      23.45     6.346       82.78        88.44        621
-----------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
Current Rate                Principal Balance                      Orig Term                    Rem Term
--------------------------------------------------------------------------------------------------------------------------
 5.50- 5.99%        1.05     $25,000 - $50,000             0.79    301 - 360 Mths     100.00    301 - 360 Mths   100.00
 6.00- 6.49%        1.82     $50,000 - $100,000           11.28
 6.50- 6.99%       11.27     $100,000 - $150,000          20.65
 7.00- 7.49%        9.26     $150,000 - $200,000          21.95
 7.50- 7.99%       28.83     $200,000 - $250,000          24.40
 8.00- 8.49%       11.33     $250,001 - $275,000          10.68
 8.50- 8.99%       21.40     $275,001 - $350,000           9.52
 9.00- 9.49%        5.28     $350,001 - $450,000           0.73
 9.50- 9.99%        6.02
10.00-10.49%        1.42
10.50-10.99%        1.65
11.00-11.49%        0.43
11.50-11.99%        0.15
*More*              0.09
--------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
---------------------------------------------------------------------------------------
Current Rate                  AM WAM                     Age             Lien
---------------------------------------------------------------------------------------
 5.50- 5.99%        1.05      Missing           0.03      0     0.36     1      100.00
 6.00- 6.49%        1.82      181 - 240 Mths    0.04      1    85.00
 6.50- 6.99%       11.27      301 - 360 Mths   97.50      2    12.32
 7.00- 7.49%        9.26      361 - 420 Mths    2.43      3     1.93
 7.50- 7.99%       28.83                                  4     0.22
 8.00- 8.49%       11.33                                  5     0.16
 8.50- 8.99%       21.40
 9.00- 9.49%        5.28
 9.50- 9.99%        6.02
10.00-10.49%        1.42
10.50-10.99%        1.65
11.00-11.49%        0.43
11.50-11.99%        0.15
*More*              0.09
---------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Geography             City               Zip            Property Type           Occupancy            Purpose
--------------------------------------------------------------------------------------------------------------------------------
California   46.62    LOS ANGE   3.37    9306   0.76    SINGLE FAMILY  71.56    OWNER OCCU  94.69    PURCHASE            49.14
Florida       4.36    SAN DIEG   1.87    9303   0.73    PUD            13.02    NON-OWNER    4.55    CASHOUT REFI        42.49
Texas         3.95    LAS VEGA   1.32    9133   0.58    CONDO           8.73    SECOND HOM   0.77    RATE/TERM REFI       8.36
Arizona       3.83    OXNARD     1.31    9134   0.51    2-4 FAMILY      6.33
Michigan      3.78    CHICAGO    1.31    9194   0.49    MANUFACTURED    0.36
Illinois      2.94    SACRAMEN   1.24    9456   0.44
Colorado      2.93    SIMI VAL   1.11    9459   0.43
New York      2.91    DETROIT    0.82    9001   0.38
Georgia       2.34    PHOENIX    0.81    9206   0.35
Virginia      2.20    HOUSTON    0.77    9456   0.35
Nevada        2.06    VALLEJO    0.68    9306   0.35
Massachuset   1.92    OCEANSID   0.66    9453   0.34
New Jersey    1.83    LONG BEA   0.65    9004   0.33
Tennessee     1.76    RIVERSID   0.59    9303   0.33
*More*       16.57    *More*    83.48    *More 93.65
--------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-------------------------------------------------------------------------------
Geography             Doc              Sub OLTV              Comb OLTV
-------------------------------------------------------------------------------
California  46.62     FULL    53.17     0.01-50.00   0.88     0.01-50.00   0.88
Florida      4.36     LIMITED 26.24     50.01-60.0   1.59     50.01-60.0   1.59
Texas        3.95     STATED  17.17     60.01-70.0   4.95     60.01-70.0   4.91
Arizona      3.83     ALT      3.43     70.01-75.0   5.58     70.01-75.0   5.32
Michigan     3.78                       75.01-80.0  44.72     75.01-80.0  15.78
Illinois     2.94                       80.01-85.0  12.12     80.01-85.0  12.20
Colorado     2.93                       85.01-90.0  16.10     85.01-90.0  17.03
New York     2.91                       90.01-95.0   7.56     90.01-95.0   9.47
Georgia      2.34                       95.01-97.0   0.18     95.01-97.0   0.23
Virginia     2.20                       97.01-100.   6.31     97.01-100.  32.58
Nevada       2.06
Massachuset  1.92
New Jersey   1.83
Tennessee    1.76
*More*      16.57
-------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
FICO              Prepay Orig Term    Amort                    MTR              Margins              1st Rate Cap      Per Rate Cap
-----------------------------------------------------------------------------------------------------------------------------------
500-519   4.70      0        13.15    2/28 LIBOR AR  94.49      5      0.13     3.01-5.00   9.55      1.00   0.42      1.00  73.71
520-539   6.85     12         2.67    3/27 LIBOR AR   5.38     19      0.16     5.01-6.00  21.82      1.50  95.35      1.50  26.29
540-559   6.83     24        78.81    6 MO LIBOR      0.13     20      0.22     6.01-6.50  31.61      2.00   0.03
560-579   7.40     36         5.14                             21      1.80     6.51-7.00  19.40      3.00   4.19
580-599   9.24     60         0.23                             22     11.39     7.01-7.50   8.01
600-619  13.25                                                 23     80.54     7.51-8.00   7.90
620-639  12.80                                                 24      0.36     8.01-8.50   1.22
640-659  13.71                                                 33      0.13     8.51-9.00   0.32
660-679   8.65                                                 34      0.93     9.01-9.50   0.07
680-699   6.20                                                 35      4.32     9.51-10.0   0.09
700-719   4.29                                                                 10.01-10.5   0.03
720-739   2.54
740-759   1.52
760-779   1.42
780-849   0.61




-----------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-------------------------------------------------------------------------------
FICO             Life Adj Cap       Life Max Rate           Life Floor
-------------------------------------------------------------------------------
500-519   4.70   5.000     0.42    11.50-11.99%    0.10     5.50- 5.99%    1.05
520-539   6.85   5.125     0.07    12.00-12.49%    0.73     6.00- 6.49%    1.82
540-559   6.83   5.250     0.08    12.50-12.99%    2.01     6.50- 6.99%   11.27
560-579   7.40   5.625     0.11    13.00-13.49%    8.85     7.00- 7.49%    9.34
580-599   9.24   5.990     0.04    13.50-13.99%    9.37     7.50- 7.99%   28.75
600-619  13.25   6.000     0.41    14.00-14.49%   23.37     8.00- 8.49%   11.40
620-639  12.80   6.125     0.07    14.50-14.99%   16.18     8.50- 8.99%   21.40
640-659  13.71   6.250     0.08    15.00-15.49%   18.05     9.00- 9.49%    5.20
660-679   8.65   6.410     0.08    15.50-15.99%   10.28     9.50- 9.99%    6.02
680-699   6.20   6.500    71.75    16.00-16.49%    6.86    10.00-10.49%    1.42
700-719   4.29   6.505     0.14    16.50-16.99%    1.59    10.50-10.99%    1.65
720-739   2.54   6.625     0.04    17.00-17.49%    1.66    11.00-11.49%    0.43
740-759   1.52   6.750     0.16    17.50-17.99%    0.61    11.50-11.99%    0.15
760-779   1.42   7.000    26.31    18.00-18.49%    0.12    12.00-12.49%    0.06
780-849   0.61   7.380     0.06    18.50-18.99%    0.16    13.50-13.99%    0.04
                 7.500     0.02    19.00-19.49%    0.03
                 7.750     0.04    20.00-20.49%    0.04
                 8.365     0.05
               *More*      0.04
-------------------------------------------------------------------------------


Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              GSMPS New Century/First Arizona/WMC as of 9/30/02                October 23, 2002  16:22  PAGE 0002
All                   FIXED RATE
All                   CONFORMING



-------------------------------------------------------------------------------------------------------------------------------
 Loans       Principal Balance     Curr WAC     Orig WAM      Am WAM      St WAM     OPP WAM      St Age    1st Cap    Per Cap
-------------------------------------------------------------------------------------------------------------------------------
 1,452       $147,641,060.24        9.096        299.73       349.22      297.86       25.58        1.88       .          .
-------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
------------------------------------------------------------------------------
 Loans    Life Ca        MTR    Margin    SUB OLTV    COMB OLTV       FICO
------------------------------------------------------------------------------
 1,452       .           .        .          68.99        87.56        649
------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Current Rate                 Principal Balance               Orig Term                    Rem Term
--------------------------------------------------------------------------------------------------------------------
 6.50- 6.99%        4.01     $0 - $25,000            0.95    109 - 120 Mths       0.17    109 - 120 Mths     0.17
 7.00- 7.49%        6.44     $25,000 - $50,000       7.72    121 - 180 Mths      32.75    121 - 180 Mths    32.75
 7.50- 7.99%       15.33     $50,000 - $100,000     25.80    181 - 240 Mths       0.66    181 - 240 Mths     0.66
 8.00- 8.49%       12.21     $100,000 - $150,000    20.76    241 - 300 Mths       0.20    241 - 300 Mths     0.20
 8.50- 8.99%       26.84     $150,000 - $200,000    15.15    301 - 360 Mths      66.22    301 - 360 Mths    66.22
 9.00- 9.49%        9.70     $200,000 - $250,000    12.79
 9.50- 9.99%        4.10     $250,001 - $275,000     5.48
10.00-10.49%        1.30     $275,001 - $350,000     8.38
10.50-10.99%        2.27     $350,001 - $450,000     2.24
11.00-11.49%        1.36     $450,001 - $550,000     0.35
11.50-11.99%       11.83     $550,001 - $650,000     0.38
12.00-12.49%        1.10
12.50-12.99%        1.35
*More*              2.17
------------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)

---------------------------------------------------------------------------------------------
Current Rate                 AM WAM                      Age                 Lien
---------------------------------------------------------------------------------------------
 6.50- 6.99%        4.01     Missing            0.09      0         0.20     1        77.42
 7.00- 7.49%        6.44     109 - 120 Mths     0.17      1        55.92     2        22.58
 7.50- 7.99%       15.33     121 - 180 Mths     4.40      2         6.50
 8.00- 8.49%       12.21     181 - 240 Mths     0.66      3        33.35
 8.50- 8.99%       26.84     241 - 300 Mths     0.29      4         3.25
 9.00- 9.49%        9.70     301 - 360 Mths    89.46      5         0.55
 9.50- 9.99%        4.10     361 - 420 Mths     4.94      8         0.10
10.00-10.49%        1.30                                 13-24      0.14
10.50-10.99%        2.27
11.00-11.49%        1.36
11.50-11.99%       11.83
12.00-12.49%        1.10
12.50-12.99%        1.35
*More*              2.17
---------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Geography             City               Zip            Property Type           Occupancy            Purpose
--------------------------------------------------------------------------------------------------------------------------------
California   30.13    CHICAGO    4.67    1136   0.92    SINGLE FAMILY  64.14    OWNER OCCU  93.23    PURCHASE            55.23
New York      8.74    LOS ANGE   3.21    6064   0.75    2-4 FAMILY     16.97    NON-OWNER    5.98    CASHOUT REFI        35.40
Illinois      8.16    LAS VEGA   2.06    1046   0.55    PUD            12.34    SECOND HOM   0.78    RATE/TERM REFI       9.37
New Jersey    6.08    BROOKLYN   1.89    6063   0.54    CONDO           6.08
Florida       5.93    HOUSTON    1.57    0701   0.50    MANUFACTURED    0.48
Texas         4.96    PHOENIX    1.33    9133   0.47
Arizona       4.15    MIAMI      0.91    0303   0.46
Nevada        2.81    BRONX      0.90    1122   0.45
Georgia       2.69    CORONA     0.86    1120   0.41
Massachuset   2.67    RIVERSID   0.85    1055   0.39
Virginia      2.32    CLIFTON    0.77    9233   0.39
Maryland      2.12    SCOTTSDA   0.63    1120   0.38
Ohio          2.12    OXNARD     0.62    8914   0.38
Michigan      1.82    EVANSTON   0.56    6065   0.38
*More*       15.32    *More*    79.18    *More 93.05
--------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-------------------------------------------------------------------------------
Geography             Doc              Sub OLTV              Comb OLTV
-------------------------------------------------------------------------------
California   30.13    FULL    31.78     0.01-50.00  24.18     0.01-50.00   1.60
New York      8.74    STATED  25.94     50.01-60.0   2.79     50.01-60.0   2.79
Illinois      8.16    NO DOC  20.92     60.01-70.0   6.71     60.01-70.0   6.71
New Jersey    6.08    LIMITED 18.68     70.01-75.0   6.19     70.01-75.0   6.19
Florida       5.93    ALT      2.68     75.01-80.0  16.10     75.01-80.0  13.19
Texas         4.96                      80.01-85.0   7.56     80.01-85.0   7.58
Arizona       4.15                      85.01-90.0  12.90     85.01-90.0  13.40
Nevada        2.81                      90.01-95.0  21.08     90.01-95.0  22.95
Georgia       2.69                      97.01-100.   2.49     95.01-97.0   0.02
Massachuset   2.67                                            97.01-100.  25.56
Virginia      2.32
Maryland      2.12
Ohio          2.12
Michigan      1.82
*More*       15.32
-------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
FICO              Prepay Orig Term    Amort                    MTR                Margins              1st Rate Cap     Per Rate Cap
------------------------------------------------------------------------------------------------------------------------------------
Missing   0.08      0        29.00    FIXED BALLOON  28.35      .      100.00     Missing   100.00       .   100.00      .   100.00
500-519   1.47      6         0.03    FIXED RATE     71.65
520-539   2.03     12        14.98
540-559   2.76     24        13.41
560-579   2.84     36        20.69
580-599   5.16     42         0.10
600-619   8.54     60        21.79
620-639  17.29
640-659  18.90
660-679  16.76
680-699   9.52
700-719   5.89
720-739   3.62
740-759   2.04
760-779   2.09
780-849   1.02
------------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-------------------------------------------------------------------------------
FICO                  Life Adj Cap         Life Max Rate       Life Floor
-------------------------------------------------------------------------------
Missing   0.08        .      100.00        N/A     100.00      0 %      100.00
500-519   1.47
520-539   2.03
540-559   2.76
560-579   2.84
580-599   5.16
600-619   8.54
620-639  17.29
640-659  18.90
660-679  16.76
680-699   9.52
700-719   5.89
720-739   3.62
740-759   2.04
760-779   2.09
780-849   1.02
-------------------------------------------------------------------------------


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